SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 3, 2004 (Dec. 1, 2004)

Cogent Communications Group, Inc.

(Exact Name of Registrant as
Specified in Charter)

1-31227
(Commission File No.)

52-2337274
(IRS Employer
Identification No.)

Delaware
(State or Other Jurisdiction
of Incorporation)

1015 31st Street N.W.
Washington, DC 20007
(Address of Principal
Executive Offices)

(202) 295-4200
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

On December 1, 2004 the Company acquired the T-1 internet access business of Verio, Inc., a subsidiary of NTT Communications Corp., adding 2,400 additional business customers to the Company’s network.  The transaction was announced in a press release, dated December 3, 2004, which is attached as an exhibit hereto and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits:

Exhibit Number	Description

99.1	Press Release, dated December 3, 2004, announcing the acquisition Verio’s T-1 business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COGENT COMMUNICATIONS GROUP, INC.

Date: December 3, 2004	By:	/s/David Schaeffer
David Schaeffer Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated December 3, 2004, announcing the acquisition Verio’s T-1 business.